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                                                                   EXHIBIT 10.10

                               U.S. FOODSERVICE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                           Effective:  July 1, 1998

                               AS AMENDED AS OF
                                 JULY 20,1999
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                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
1. DEFINITIONS................................................................  1
2. SHARES SUBJECT TO THE PLAN.................................................  3
3. EMPLOYER CONTRIBUTION......................................................  3
4. DEFERRED COMPENSATION ACCOUNTS.............................................  3
   4.1. Accounts..............................................................  3
   4.2. Company Stock Account.................................................  3
   4.3. Employee Self Directed Account........................................  4
   4.4. Account Credits and Debits............................................  4
   4.5. Trust Accounts........................................................  4
   4.6. Subaccounts...........................................................  4
5. VESTING....................................................................  4
   5.1. General...............................................................  4
   5.2. Retirement; Disability; Death; Termination of Plan;
          Change in Control...................................................  5
   5.3. Change of Control.....................................................  5
   5.4. Good Reason...........................................................  6
   5.5. Termination for Cause.................................................  7
6. INVESTMENT EXPERIENCE......................................................  8
   6.1. Employee Self Directed Account........................................  8
   6.2. Company Stock Account.................................................  8
   6.3. Taxes; Statements.....................................................  9
7. DISTRIBUTIONS..............................................................  9
   7.1. Separation From Service...............................................  9
   7.2. Death; Disability; Retirement......................................... 10
   7.3. Resignation........................................................... 10
   7.4. Hardship.............................................................. 11
   7.5. Change of Control..................................................... 11
   7.6. Form of Payment....................................................... 12
8. ADMINISTRATION............................................................. 12
   8.1. Committee............................................................. 12
   8.2. Rules for Administration.............................................. 12
   8.3. Committee Action...................................................... 12
   8.4. Delegation............................................................ 13
   8.5. Services.............................................................. 13
   8.6. Indemnification....................................................... 13
9. AMENDMENT AND TERMINATION.................................................. 13
10. GENERAL PROVISIONS........................................................ 13
   10.1. Limitation of Rights................................................. 13
   10.2. Employment Rights.................................................... 13
   10.3. Assignment, Pledge or Encumbrance.................................... 14


   10.4. Minor or Incompetent................................................. 14
   10.5. Beneficiary.......................................................... 14
   10.6. Binding Provisions................................................... 14
   10.7. Notices.............................................................. 15
   10.8. Governing Law........................................................ 15
   10.9. Pronouns............................................................. 15
   10.10. Withholding......................................................... 15
   10.11. Effective Dates..................................................... 15

1.   DEFINITIONS

1.1  "Affiliate" means any legal entity controlled, directly or indirectly, by
      ---------
     U.S. Foodservice.

1.2  "Beneficiary" means any person(s) or legal entity(ies) designated by the
      -----------
     Participant or otherwise determined in accordance with SECTION 10.5.

1.3  "Board of Directors" means the Board of Directors of the Company.
      ------------------

1.4  "Cause" shall have the meaning set forth in SECTION 5.5.
      -----

1.5  "Change of Control" shall have the meaning set forth in SECTION 5.3.
      -----------------

1.6  "Committee" means the Administrative Committee which administers the Plan
      ---------
     in accordance with SECTION 8.

1.7  "Common Stock" means the common stock, par value $0.01 per share, of the
      ------------
     Company.

1.8  "Company" means U.S.  Foodservice, a Delaware corporation, or any successor
      -------
     thereto.

1.9  "Continuous Service" means the total uninterrupted service of a Participant
      ------------------
     with the Company or an Affiliate from a measurement date to the date of the Participant's Separation from Service.

1.10 "Disability" means the absence of the Participant from the Participant's
      ----------
     duties with the Participant's Employer on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative.

1.11 "Earnings" for any Plan Year means the base salary of an Eligible Employee
      --------
     for such Plan Year, including any authorized deferrals and payroll deductions and Target Bonus, but excluding the value of any perquisites, stock options, restricted stock or Restricted Stock Units unless granted in connection with authorized deferrals.

1.12 "Eligible Employee" for each Plan Year means an officer or other key
      -----------------
     management employee of the Employer designated by the Compensation Committee as eligible to participate in the Plan for such Plan Year or portion thereof.

1.13 "Employer" means the Company and any Affiliate thereof which shall be
      --------
     designated by the Board of Directors as a participating employer under the Plan.

1.14 "Employer Contribution Account" means any account maintained for a
      -----------------------------
     Participant pursuant to SECTION 4.1.

1.15  "Fair Market Value" means the opening price of a share of Common Stock
       -----------------
     reported on the New York Stock Exchange (the "NYSE") on the date Fair Market Value is being determined, provided that if there is no opening price reported on such date, the Fair Market Value of a share of Common Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares of Common Stock were reported. Notwithstanding the foregoing, in the event that the shares of Common Stock are listed upon more than one established stock exchange, "Fair Market Value" means the opening price of the shares of Common Stock reported on the exchange that trades the largest volume of shares of Common Stock on the date Fair Market Value is being determined.

1.16  "Good Reason" shall have the meaning set forth in SECTION 5.4.
       -----------

1.17 "Participant" for any Plan Year means an Eligible Employee who participates
      -----------
     in the Plan for that Plan Year in accordance with SECTION 3.

1.18 "Plan" means the U.S.  Foodservice Supplemental Executive Retirement Plan
      ----
     as set forth herein and as amended from time to time.

1.19 "Plan Year" means each fiscal year of the Company.
      ---------

1.20 "Prime Rate" means the base rate on corporate loans at large U.S. money
      ----------
     center commercial banks, as such rate is reported under "Prime Rate" in the "Money Rates" section of The Wall Street Journal.
                              -----------------------

1.21 "Restricted Stock Unit" means a unit which represents a conditional right
      ---------------------
     to receive a share of Common Stock in the future.

1.22 "Retirement" means a Participant's Separation from Service on or after
      ----------
     reaching age 55 other than due to Disability, death or termination for Cause.

1.23 "Separation from Service" means termination of a Participant's employment
      -----------------------
     with the Participant's Employer by reason of Retirement, Disability, death, resignation, termination for Cause or otherwise. Transfer to employment with an Affiliate shall not be deemed to be Separation from Service.

1.24 "Target Bonus" for any Plan Year means 100% of base salary provided that
      ------------
     the Target Bonus for any Plan Year is subject to change by the Compensation Committee prior to the end of the first quarter of such Plan Year.

1.25 "Trust" means the trust established by the Company that identifies the Plan
      -----
     as a plan with respect to which assets are to be held by the Trustee.

1.26 "Trustees" means the trustee or trustees or their successors under the
      --------
     Trust.

2.   SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in SECTION 6.2, the aggregate number of shares of Common Stock that may be made available for distribution to Participants under the Plan is the sum of (i) 90,000 and (ii) any shares of Common Stock that are reserved for issuance under the Company's Restricted Unit Plan, including shares which are forfeited, expire or are canceled with the delivery of shares or which result in the forfeiture of shares to the Company. The shares issuable under the Plan shall be issued pursuant to the U.S. Foodservice 1994 Stock Incentive Plan or the U.S. Foodservice 1998 Stock Option and Incentive Plan, and may be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

3.   EMPLOYER CONTRIBUTION

     As an initial Employer Contribution, the Employer shall credit to each Participant's Employer Contribution Account, as of July 1, an amount equal to the amounts shown on SCHEDULE 1 attached hereto. The Employer shall credit to each Participant's Employer Contribution Account an amount equal to 15% of Earnings for the Plan Year. Amounts shall be credited to each Participant's Employer Contribution Account at such times as may be determined by the Committee, but not less frequently than every three (3) months.

4.   DEFERRED COMPENSATION ACCOUNTS

     4.1.  ACCOUNTS

     Within the Employer Contribution Account, the Committee shall establish a Company Stock Account and an Employee Self Directed Account for each Participant for all periods during which such Participant participates in the Plan.

     4.2. COMPANY STOCK ACCOUNT

     Each Participant's Company Stock Account shall be credited with 50% of the Employer Contribution for the relevant period and shall be credited with dividends deemed attributable to the Restricted Stock Units credited to that Account, subject to adjustment as provided in SECTION 6.2.

     4.3. EMPLOYEE SELF DIRECTED ACCOUNT

     Each Participant's Employee Self Directed Account shall be credited with 50% of the Employer Contribution and shall be credited or debited with any amounts deemed attributable to the investment experience of that Account.

     4.4. ACCOUNT CREDITS AND DEBITS

     All amounts credited to each Company Stock Account and Employee Self Directed Account shall at all times be the sole and absolute property of the Company, subject to the terms of any Trust with respect thereto. The Company Stock Accounts and the Employee Self Directed Accounts shall be debited to the extent of any distributions made pursuant to SECTION 7.

     4.5. TRUST ACCOUNTS

     The Committee may cause the Trustee, if any, to maintain and invest separate asset accounts or subaccounts corresponding to each Participant's Company Stock Account and Employee Self Directed Account.

     4.6. SUBACCOUNTS

     The Committee may establish such subaccounts or separate accounts for each Participant as may be appropriate for the proper administration of the Plan.

5.   VESTING

     5.1.  GENERAL

     A Participant shall be separately vested in the amount credited to the Participant's Employer Contribution Account for each Plan Year, and the earnings thereon, in accordance with the following schedule:

            Years of Continuous Service
        From the First Day of the Plan Year    Vested Percentage
        -------------------------------------  -----------------
               Less than 1                             0

               At least 1                             20

               At least 2                             40



               At least 3                             60

               At least 4                             80

               5 or more                             100


     provided however, that Participants shall be separately vested in the initial contribution amount credited to the Participant's Employer Contribution Account as of July 1, 1998, and the earnings thereon, in accordance with the following schedule:


         Years of Continuous Service
             From July 1, 1998         Vested Percentage
        -----------------------------  -----------------
               Less than .5                    0

               At least .5                    20

               At least 1.5                   40

               At least 2.5                   60

               At least 3.5                   80

               4.5 or more                   100

     5.2.  RETIREMENT; DISABILITY; DEATH; TERMINATION OF PLAN; CHANGE IN CONTROL

     Notwithstanding the provisions of SECTION 5.1, the amount credited to a Participant's Employer Contribution Account shall be 100% vested in the event of (i) Separation from Service by reason of Retirement, Good Reason (as defined below), Disability, or death of a Participant, (ii) termination of the Plan or (iii) a "Change of Control" (as defined below).

     5.3. CHANGE OF CONTROL

     "Change of Control" shall mean the happening of any of the following:

     (a) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined in Paragraph (b) below) other than the Board of Directors;

     (b) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Company's stock generally entitled to vote for the election of directors ("Voting Stock") or the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or other transaction (a "Business Transaction"), in each case, unless, following such Business Transaction, (i) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of Voting Stock of the Company or the corporation resulting from such Business Transaction and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Transaction; or

     (c)  consummation of a complete liquidation or dissolution of the Company.

     5.4.  GOOD REASON

     "Good Reason" shall mean the happening of any of the following:

     (a) the assignment to the Participant of any duties inconsistent, negatively, in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by such Participant's position and any employment agreement between the Participant and the Participant's Employer, or any other action by the Employer which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Participant;

     (b) any failure by the Employer to comply with any of the provisions governing compensation of any employment agreement between the Participant and the Employer other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Participant; or

     (c) any action by the Employer requiring the Participant to be based at any office or location outside the metropolitan area of the office at which the Participant was based at the time the Participant commenced participating in the Plan or requiring the Participant to travel on Employer business to a substantially greater extent than required at the time the Participant commenced participating in the Plan.

     For purposes of this SECTION 5.4, any good faith determination of "Good Reason" made by the Participant shall be conclusive.

     5.5. TERMINATION FOR CAUSE

     If a Participant in the Plan incurs a termination of employment for Cause or, in the reasonable judgment of the Board of Directors, has failed to comply with the terms of any restrictive covenant of any employment agreement between the Participant and the Participant's Employer, the Participant shall forfeit all rights to receive any distributions or
     payments under the Plan.    "Cause" means (i) the willful and continued
     failure of the Participant to perform substantially the Participant's duties with the Participant's Employer (other than any failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board of Directors or Chief Executive Officer believes that the Participant has not substantially performed the Participant's duties, or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Employer. For purposes of this definition, no act or failure to act, on the part of the Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Employer. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or upon instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Employer. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant has engaged in the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

6.   INVESTMENT EXPERIENCE

     6.1.  EMPLOYEE SELF DIRECTED ACCOUNT

     In its sole discretion, the Committee shall designate investments in which each Participant's Employee Self Directed Account may be deemed to be invested. From such designated investments each Participant may select from time to time the investments in which the Participant's Employee Self Directed Account will be deemed to be invested. Based on such selection, the Committee will credit or debit to each Participant's Employee Self Directed Account, as provided in SECTIONS 4.3 and 4.4, the amounts by which the Participant's Employee Self Directed Account would have increased or decreased as if they had been invested in the investments designated by the Participant. The selection of investments is to be used only for the purpose of valuing each Participant's Employee Self Directed Account. The Company and the Committee are under no obligation to acquire or provide any of the investments designated by a Participant, and any investments actually made by the Committee will be made solely in the name of the Company and will remain the property of the Company subject to the terms of any Trust. During any period when the Company does not designate investments in which each Participant's Employee Self Directed Account may be deemed invested, the Company shall credit interest on each Participant's Employee Self Directed Account at a rate equivalent to the Prime Rate in effect during such period.

     6.2. COMPANY STOCK ACCOUNT

     Each Participant's Company Stock Account shall be deemed to be invested in the number of Restricted Stock Units determined by dividing the Fair Market Value of the Common Stock on the date the Company Stock Account is credited with such Restricted Stock Units into the portion of the Employer

     Contribution allocated to the Participant's Company Stock Account. The Committee will credit and adjust each Participant's Company Stock Account, as provided in SECTIONS 4.2 and 4.4, in the amounts by which the Participant's Company Stock Account would have increased or been adjusted if it had been invested in Common Stock. The deemed investment is to be used only for the purpose of valuing each Participant's Company Stock Account. The Company and the Committee are under no obligation to acquire or provide any Common Stock, and any investments actually made by the Committee will be made solely in the name of the Company and will remain the property of the Company subject to the terms of any Trust. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, in each case on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares in which the Company Stock Account is deemed invested shall be adjusted proportionately and accordingly by the Company.

     6.3. TAXES; STATEMENTS

     All taxes required to be paid in connection with the deemed investment experience of Company Stock Accounts and Employee Self Directed Accounts, but not in connection with the distributions to Participants, shall be paid by the Employer. At least as often as 30 days after the last business day of each calendar quarter, the Committee shall provide the Participant with a statement of the Participant's account, in such reasonable detail as the Committee shall deem appropriate, showing the income, gains and losses (realized and unrealized), amounts of Employer Contributions, and distributions from the Participant's Company Stock Account and Employee Self Directed Account since the prior statement.

7.   DISTRIBUTIONS

     7.1.  SEPARATION FROM SERVICE.

          At the time an Eligible Employee commences participation in the Plan, such Eligible Employee shall also elect in such manner as approved by the Committee one of the following methods for the payment of the vested portion of the Participant's Company Stock Account and Employee Self Directed Account commencing within five years of the Participant's Separation from Service:

     (a)  a lump sum payment; or

     (b) pro-rata annual installment payments for a period not to exceed 15 years after Separation from Service, with each installment equal to the unpaid balance of such accounts divided by the number of remaining payments; and, if the Participant dies before all payments are made, the remaining payments to be made to the Participant's Beneficiary.

     A Participant may elect one method of payment to such Participant and a different method of payment to the Participant's Beneficiary.

     A Participant may request a change of the Participant's election as to the method of payment, by written notice to the Committee, subject to approval by the Committee in its sole discretion, at any time in a tax year prior to the tax year of the Participant's Separation from Service, provided, however, if a Participant's Separation from Service for any reason other than death occurs less than ninety (90) days following any election or request for a change in election of a method of payment to himself, such election may be disregarded by the Committee.

     7.2.  DEATH; DISABILITY; RETIREMENT

     Upon a Participant's Separation from Service by reason of the Participant's death, Disability or Retirement, the Company shall pay to such Participant, or to such Participant's Beneficiary in the case of the Participant's death, such Participant's Company Stock Account and Employee Self Directed Account as of the date of Separation from Service. Payment shall be made by the method and on the date(s) previously elected by the Participant, or in the sole discretion of the Committee, in a lump sum.

     Lump sum payments shall be made on the last day of the calendar quarter in which the Participant's Separation from Service occurs or on the date previously elected by the Participant, if applicable.

     7.3.  RESIGNATION

     Notwithstanding the provisions of SECTION 7.1, upon a Participant's Separation from Service by reason of the Participant's resignation, the Company shall pay to such Participant the vested portion of the Participant's Company Stock Account and Employee Self Directed Account as of the Date of Separation from Service resulting from the Participant's resignation.

     Payment shall be made to the Participant in a single lump sum on the last day of the calendar quarter in which the Participant's resignation occurs.

     Notwithstanding the foregoing, at the Participant's request, the Committee, at its option, may defer payment of the Participant's then vested Company Stock Account and Employee Self Directed Account to the time(s) previously selected by such Participant pursuant to SECTION 7.1. In the event of the Participant's death, the balance of such accounts shall be distributed in accordance with SECTION 7.2.

     7.4.  HARDSHIP

     (a) Upon application by a Participant and approval thereof by the Committee, the Participant may withdraw, upon a showing of hardship, part or all of the amount vested in the Participant's Company Stock Account and Employee Self Directed Account.

     (b) For purposes of SECTION 7.4(A), "hardship" shall mean severe financial hardship to a Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, which hardship may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent such liquidation would not itself cause severe financial hardship).

     7.5.  CHANGE OF CONTROL.

     Notwithstanding anything to the contrary contained in this Plan, upon the consummation, of a Change of Control as defined in SECTION 5.3, each Participant's Company Stock Account shall be immediately vested and distributed to such Participant in a lump sum distribution within 15 days
     following the consummation of such Change in Control.   Notwithstanding
     anything to the contrary contained in this Plan, upon the consummation, of a Change of Control as defined in SECTION 5.3, each Participant's Employee Self-Directed Account shall be immediately vested and distributed to such Participant in a lump sum distribution within 15 days following Participant's Separation from Service subsequent to consummation of such Change in Control, or, in the event there is a Trust in effect with respect to the Plan, in accordance with the terms of the Trust. For purposes of this SECTION 7.5, a Participant will be deemed to have Separated from Service if the Participant is providing services for less than 20 hours per week.

     7.6. FORM OF PAYMENT.

     (a) The value of the Employee Self-Directed Account shall be distributed to the Participant in cash.

     (b) The value of the Company Stock Account shall be distributed to the Participant in shares of Common Stock, provided, however that cash will be distributed in lieu of fractional shares. The Company shall take use its best efforts to maintain the effectiveness of a registration statement on Form S-8 (or any successor form) or another appropriate form with respect to shares of Common Stock distributable pursuant to the Plan.

8.   ADMINISTRATION

     8.1.  COMMITTEE

     The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in an Administrative Committee. The Committee shall consist of at least two members appointed from time to time by the Board of Directors to serve at the pleasure thereof. The initial Administrative Committee shall consist of the Chief Financial Officer and the General Counsel of the Company. Any member of the Committee may resign by delivering the Participant's written resignation to the Company, and may be removed at any time by action of the Board of Directors.

     8.2.  RULES FOR ADMINISTRATION

     Subject to the limitations of the Plan, the Committee may from time to time establish rules and procedures for the administration and interpretation of the Plan and the transaction of its business as the Committee may deem necessary or appropriate. The determination of the Committee as to any disputed question shall be conclusive.

     8.3.  COMMITTEE ACTION

     Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting (a) in person, (b) by telephone or other means by which all members may hear one another or (c) in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

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     8.4.  DELEGATION

     The members of the Committee may authorize one or more of their number to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.

     8.5.  SERVICES

     The Committee may employ or retain agents to perform such clerical, accounting, trust, trustee and other services as they may require in carrying out the provisions of the Plan.

     8.6.  INDEMNIFICATION

     The Company shall indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising from the such member's own gross negligence or willful misconduct, as determined by the Board of Directors.

9. AMENDMENT AND TERMINATION

The Company, by action of the Board of Directors or the Compensation Committee thereof, may at any time or from time to time modify or amend any or all of the provisions of the Plan, or may at any time terminate the Plan provided that the Company may not amend SECTION 5 or 7.5 to adversely affect any Participant rights under such SECTIONS 5 and 7.5. No such action shall adversely affect the accrued or vested rights of any Participant hereunder without the Participant's consent thereto.

10.  GENERAL PROVISIONS

     10.1.  LIMITATION OF RIGHTS

     No Participant or other Eligible Employee shall have any right to any payment or benefit hereunder except to the extent provided in the Plan.

     10.2.  EMPLOYMENT RIGHTS

     The employment rights of any Participant or other Eligible Employee shall not be enlarged, guaranteed or affected by reason of any of the provisions of the Plan.

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     10.3.  ASSIGNMENT, PLEDGE OR ENCUMBRANCE

     Assignment, pledge or other encumbrance of any payments or benefits under the Plan shall not be permitted or recognized and, to the extent permitted by law, no such payments or benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same, except to the extent such assignment, pledge or other encumbrance is in favor of the Company to secure a loan or other extension of credit from the Company to the Participant.

     10.4.  MINOR OR INCOMPETENT

     If the Committee determines that any person to whom a payment is due hereunder is a minor or is incompetent by reason of physical or mental disability, the Committee shall have the power to cause the payments becoming due to such person to be made to another for the benefit of such minor or incompetent without responsibility of the Company or the Committee to see to the application of such payment, unless claim prior to such payment is made therefor by a duly appointed legal representative.
     Payments made pursuant to such power shall operate as a complete discharge of the Company and the Committee.

     10.5.  BENEFICIARY

     Each Participant may designate, by written notice to the Committee, any person or persons or legal entity or legal entities, including such Participant's estate, as such Participant's Beneficiary under the Plan. A Participant may revoke the Participant's designation of a Beneficiary or change such Participant's Beneficiary at any time prior to such Participant's death by written notice to the Committee. If no person or legal entity shall be designated by a Participant as such Participant's Beneficiary or if no designated Beneficiary survives such Participant, such Participant's Beneficiary shall be such Participant's estate.

     10.6.  BINDING PROVISIONS

     The provisions of this Plan shall be binding upon each Participant as a consequence of the Participant's election to participate in the Plan, and upon the Company, and their respective heirs, executors, administrators, successors and assigns.

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     10.7.  NOTICES

     Any election made or notice given by a Participant pursuant to the Plan shall be in writing to the Committee or to such representative thereof as may be designated by the Committee for such purpose and shall be deemed to have been made or given on the date received by the Committee or its representative.

     10.8.  GOVERNING LAW

     The validity and interpretation of the Plan and of any of its provisions shall be construed under the laws of the State of Maryland without giving effect to the choice of law provisions thereof.

     10.9.  PRONOUNS

     The masculine pronoun shall be deemed to include the feminine wherever it appears in the Plan unless a different meaning is required by the context.

     10.10. WITHHOLDING

     Upon the request of the Participant, the Company shall withhold from the shares of Common Stock distributable to such Participant such number of shares as shall be sufficient to satisfy all or a portion of any federal, state and local tax withholding requirements applicable to the designated distribution. If the Participant has not requested to have sufficient shares withheld to satisfy all such withholding requirements, the Company shall have the right to deduct first from cash distributions hereunder any federal, state, or local taxes required by law to be withheld with respect to such distributions, and such additional amounts of withholding as are reasonably requested by the Participant. Accordingly, the amount of federal, state, or local taxes required, or agreed, to be withheld by the Company with respect to the dollar amount determined pursuant to SECTION 7.6(A) above shall, for purposes of satisfying such withholding obligations, be deducted from the dollar amount of the cash payment and paid by the Company to the appropriate taxing authorities. If the entire cash distribution is insufficient to satisfy the withholding obligations, the Company shall have the right to deduct amounts from the Common Stock distributable to satisfy such withholding obligations.

     10.11.  EFFECTIVE DATES

     This Plan shall be effective as of July 1, 1998.

* * * * *

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